Exhibit 99.j

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Consent of Independent Registered Public Accounting Firm

We consent to the use of our reports dated December 27, 2024, with respect to the financial statements of abrdn Funds, comprised of abrdn U.S. Small Cap Equity Fund, abrdn China A Share Equity Fund, abrdn Emerging Markets ex-China Fund, abrdn Emerging Markets Fund, abrdn Infrastructure Debt Fund, abrdn International Small Cap Fund, abrdn Intermediate Municipal Income Fund, abrdn U.S. Sustainable Leaders Fund, abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn Short Duration High Yield Municipal Fund, abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund), abrdn Ultra Short Municipal Income Fund, abrdn Focused Emerging Markets ex-China Fund (formerly, abrdn Global Equity Impact Fund), and abrdn High Income Opportunities Fund, incorporated herein by reference, and to the references to our firm under the heading “Financial Highlights” in the Prospectus and under the headings “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

/s/ KPMG LLP

Columbus, Ohio
February 28, 2025

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Consent of Independent Registered Public Accounting Firm

We consent to the use of our report dated December 27, 2024, with respect to the financial statements of abrdn EM SMA Completion Fund, incorporated herein by reference, and to the references to our firm under the heading “Financial Highlights” in the Prospectus and under the headings “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

/s/ KPMG LLP

Columbus, Ohio
February 28, 2025

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Consent of Independent Registered Public Accounting Firm

We consent to the use of our report dated December 27, 2024, with respect to the financial statements of abrdn Funds, comprised of abrdn Focused U.S. Small Cap Equity Fund and abrdn Emerging Markets Dividend Fund (collectively, the Predecessor Funds), incorporated herein by reference, and to the references to our firm under the heading “Financial Highlights” in the Prospectus and under the headings “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

/s/ KPMG LLP

Columbus, Ohio
February 28, 2025

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.